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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 1, 1995
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                         AMERICAN HEALTHCHOICE, INC.
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             (Exact name of registrant as specified in its charter)




    New York                     33-30677-NY                    11-294-8752
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(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)




    1300 W. Walnut Hill Lane, Suite 275, Irving, Texas        75038
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            (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code        (214) 751-1900
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         (A)     ACQUISITION OF INTERESTS BY THE REGISTRANT.

         On or about January 5, 1996, American HealthChoice, Inc., a New York corporation (the "Registrant"), purchased all of the outstanding membership interests in Valley Family Medical Clinic, L.L.C. ("Valley Family"). The purchase was effected pursuant to an Agreement and Plan of Reorganization dated December 1, 1995, by and between the Registrant, Valley Family and James Carter, David Voracek and J.W. Stucki (collectively, the "Members"). In connection with the purchase, the Registrant entered into a consulting arrangement with Dr. Voracek for a term of 18 months. Such consulting arrangement provides for the payment by Registrant of a monthly consulting fee of $10,000. In addition, a subsidiary of the Registrant entered into a consulting arrangement with Mr. Carter for a term of 24 months at a monthly consulting fee of $5,000.

         Pursuant to the terms of the Agreement, the Members exchanged all of their membership interests in Valley Family for 360,000 shares of the Registrant's $.001 par value common stock ("Common Stock"). The consideration was determined through arms'-length negotiations between the representatives of the Registrant and the Members. However, one of the Members (J.W. Stucki) is the Chief Executive Officer and President of Registrant and another of the Members (David Voracek) owned 19,928 shares of Common Stock prior to the transaction. The factors considered in determining the exchange ratio included information with respect to the financial condition, assets, liabilities, businesses and operations of Valley Family on both a historical and prospective basis.

         (B)     NATURE OF ACQUIRED BUSINESS.

         The Members owned and operated Valley Family, a chiropractic clinic providing chiropractic services to patients. The Registrant intends to continue (and expand) the operations of Valley Family.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Summary pre-transaction financial information with respect to the operations of Valley Family was previously filed in the Registrant's Form SB-2 Registration Statement (File No. 333-9311) filed with the Securities and Exchange Commission on July 31, 1996.

         (B)     PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information was previously filed in the Registrant's Form SB-2 Registration Statement (File No. 333-9311) filed with the Securities and Exchange Commission on July 31, 1996. No pro forma adjustments were required to be made.





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         (C)     EXHIBITS:

         10.1 Agreement and Plan of Reorganization, dated December 1, 1995, by and between American HealthChoice, Inc., Valley Family Health Center, L.L.C., James Carter, David Voracek and J.W. Stucki.

         10.2 Consulting Agreement, dated February 1, 1996, by and between AHC Management, Inc. and James Carter.

         10.3 Consulting Letter Agreement, dated January 16, 1996, by and between American HealthChoice, Inc. and David Voracek.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                AMERICAN HEALTHCHOICE, INC.,
                                        Registrant


                                By: /s/ J.W. Stucki
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                                        Joseph W. Stucki, D.C.
                                        President and Chief Executive Officer



DATED:   September 19, 1996





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